UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 26, 2010

Boyd Gaming Corporation

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-12882	88-0242733
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3883 Howard Hughes Parkway, Ninth Floor

Las Vegas, Nevada 89169

(Address of Principal Executive Offices, Including Zip Code)

(702) 792-7200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

In connection with the transactions described below, Boyd Gaming Corporation (the “Company”) is making available to certain investors the information regarding the Company’s results of operations and financial condition set forth in Exhibit 99.1, which is incorporated by reference herein. This information is being “furnished” to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

Notes Offering

On October 26, 2010, the Company announced the offering of $500 million aggregate principal amount of 8-year senior notes (the “Notes”) in a private placement transaction, subject to market, regulatory and certain other conditions (the “Notes Offering”). The senior notes will be fully and unconditionally guaranteed by certain of the Company’s current and future domestic restricted subsidiaries. The Company’s press release announcing the commencement of the Notes Offering is attached as Exhibit 99.2 and incorporated herein by reference.

Subject to the satisfaction of certain conditions, the Company intends to use a portion of the net proceeds from the Notes Offering to finance the tender offer and related consent solicitation further discussed below. The Company intends to apply the balance of the net proceeds from the Notes Offering to repay a portion of the outstanding revolving balance on its bank credit facility and to potentially refinance other existing indebtedness. The Company could also use a portion of the net proceeds from the Notes Offering for general corporate purposes.

The Notes being offered have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), or applicable state securities laws or blue sky laws, and may not be offered or sold in the United States absent registration under the Securities Act and applicable state securities laws or available exemptions from the registration requirements. This disclosure shall not constitute an offer to sell or the solicitation of an offer to buy the Notes.

Tender Offer and Consent Solicitation

On October 26, 2010, the Company also announced that it has commenced a cash tender offer to purchase any and all of its outstanding $158.832 million aggregate principal amount of 7.75% senior subordinated notes due 2012 (CUSIP No. 10 3304 BB6) (the “7.75% Notes”). The Company also announced a concurrent consent solicitation for proposed amendments to the indenture, dated as of December 30, 2002, between the Company and Wells Fargo Bank, National Association, as trustee, under which the Notes were issued (the “Indenture”). The proposed amendments would eliminate certain restrictive covenants from the Indenture.

The consummation of the tender offer for the 7.75% Notes and the consent solicitation are subject to the consummation of the Notes Offering, among the satisfaction of other conditions. The Company’s press release announcing the commencement of the tender offer and consent solicitation is attached as Exhibit 99.3 and incorporated herein by reference.

This disclosure is for information purposes only and is not an offer to purchase, a solicitation of acceptance of the offer to purchase or a solicitation of a consent with respect to any of the 7.75% Notes. The tender offer and the consent solicitation are being made pursuant to the tender offer and consent solicitation documents, which the Company is distributing to holders of 7.75% Notes. The tender offer and the consent solicitation are not being made to holders of 7.75% Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction.

Additional Disclosures

In connection with the transactions discussed above, the Company is making available to certain investors the information set forth in Exhibit 99.4, which is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Financial Information of Boyd Gaming Corporation.

99.2	Press Release, dated October 26, 2010, announcing commencement of notes offering.

99.3	Press Release, dated October 26, 2010, announcing commencement of tender offer and consent solicitation.

99.4	Additional Disclosures.

*        *        *

This Current Report on Form 8-K and the exhibits incorporated by reference herein contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements contain words such as “may,” “will,” “might,” “expect,” “believe,” “anticipate,” “could,” “would,” “estimate,” “continue,” “pursue,” or the negative thereof or comparable terminology, and may include (without limitation) statements regarding the terms and conditions of the Notes Offering; the terms and conditions of the tender offer and the consent solicitation; and the use of the proceeds from the Notes Offering. Forward-looking statements involve certain risks and uncertainties, and actual results may differ materially from those discussed in each such statement. Factors that could cause actual results to differ include (without limitation) the possibility that the Notes Offering will not be consummated on the expected terms, or at all; the possibility that the tender offer and the consent solicitation will not be consummated on the expected terms, or at all; weaknesses in the industry and the regions in which the Company operates; and the Company’s financial performance. Additional factors are discussed in Part II, Item 1A, “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2010, and in the Company’s other current and periodic reports filed from time to time with the Securities and Exchange Commission. All forward-looking statements in this document are made as of the date hereof, based on information available to the Company as of the date hereof, and the Company assumes no obligation to update any forward-looking statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 26, 2010	Boyd Gaming Corporation

/S/ BRIAN A. LARSON
Brian A. Larson
Executive Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Financial Information of Boyd Gaming Corporation.

99.2	Press Release, dated October 26, 2010, announcing commencement of notes offering.

99.3	Press Release, dated October 26, 2010, announcing commencement of tender offer and consent solicitation.

99.4	Additional Disclosures.